                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of December, 1999

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1998-8
                 (Exact name of the registrant as specified in charter)

                 Delaware                333-50053            36-4253765
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of December, 1999, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1998-8    , Monthly Distribution Report for December 1999.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 10, 2000

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    6.94829%
POOL NUMBER:  1462
____________________________________________________________________________________________
ISSUE DATE:  09/28/1998
CERTIFICATE BALANCE AT ISSUE:    $208,513,719.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     437                         $157,839,272.27
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $125,081.36
Unscheduled Principal Collection/Reversals                            $24,013.40
Liquidations-in-full                                       6       $1,769,789.51
Net principal Distributed                                          $1,918,884.27     ($1,918,884.27)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        431                         $155,920,388.00

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,030,990.89

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $116,272.74

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $2,833,602.42


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    6.94829%
POOL NUMBER:  1462
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
     $1,918,884.27       $914,718.15             $0.00       $914,718.15             $0.00     $2,833,602.42

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                    $50,870,485.81             $0.00             $0.00             $0.00    $50,870,485.81
Special Hazard          $7,107,399.00             $0.00             $0.00     $1,489,505.72     $5,617,893.28
Bankruptcy Bond
   Single-Units           $241,787.00             $0.00             $0.00             $0.00       $241,787.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   10      $3,353,348.84         2        $673,296.97         1        $299,632.23

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $299,632.23         2        $543,829.41         0              $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class I-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group I Certificates (the "Certificates").

The Class Principal Balances of each Class of the Class IAM Certificates immediately after the principal and interest distribution on 12/27/1999 are as follows:

                Class       Class Principal Balance
                IAM               $13,919,188.95
                              __________________
                Total             $13,919,188.95
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,617,893.28, $241,787.00, $0.00 respectively.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 1999):

SERIES:  1998-8       POOL NUMBER:  1462

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $155,920,388.00**        $4,570,475.22***        $3,353,348.84***
Number:                          541                     14                      10
% of Pool:                    100.00%                  2.93%                   2.15%
(Dollars)
% of Pool:                    100.00%                  2.59%                   1.85%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:          $673,296.97***                $0.00***          $543,829.41***
Number:                           2                       0                       2
% of Pool:                    0.43%                    0.00%                   0.35%
(Dollars)
% of Pool:                    0.37%                    0.00%                   0.37%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 1999 scheduled payments and November 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of November 31, 1999.

Trading Factor, calculated as of distribution date : 0.22221585.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 1999, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    7.11858%
POOL NUMBER:  1463
____________________________________________________________________________________________
ISSUE DATE:  09/28/1998
CERTIFICATE BALANCE AT ISSUE:    $331,438,969.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                    2379                         $273,626,498.73
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $215,434.05
Unscheduled Principal Collection/Reversals                            $33,260.05
Liquidations-in-full                                      23       $2,896,239.35
Net principal Distributed                                          $3,144,933.45     ($3,144,933.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2356                         $270,481,565.28

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,823,841.68

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $200,193.07

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $4,768,582.06


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    7.11858%
POOL NUMBER:  1463
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
     $3,144,933.45     $1,623,648.61             $0.00     $1,623,648.61             $0.00     $4,768,582.06

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                    $50,870,485.81             $0.00             $0.00             $0.00    $50,870,485.81
Special Hazard          $7,107,399.00             $0.00             $0.00     $1,489,505.72     $5,617,893.28
Bankruptcy Bond
   Single-Units           $241,787.00             $0.00             $0.00             $0.00       $241,787.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   58      $6,725,175.67         9      $1,268,636.01         4        $408,985.73

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    3        $304,761.32         7      $1,059,787.99         1        $177,779.97

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,617,893.28, $241,787.00, $0.00 respectively.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 1999):

SERIES:  1998-8       POOL NUMBER:  1463

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $270,481,565.28**        $9,335,604.05***        $6,725,175.67***
Number:                         2714                     76                      58
% of Pool:                    100.00%                  3.45%                   2.49%
(Dollars)
% of Pool:                    100.00%                  2.80%                   2.14%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $1,268,636.01***          $104,224.41***        $1,059,787.99***
Number:                           9                       1                       7
% of Pool:                    0.47%                    0.04%                   0.39%
(Dollars)
% of Pool:                    0.33%                    0.04%                   0.26%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:          $177,779.97***
Number:                           1
% of Pool:                     0.07%
(Dollars)
% of Pool:                     0.04%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 1999 scheduled payments and November 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of November 31, 1999.

Trading Factor, calculated as of distribution date : 0.38548705.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 1999, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    7.11243%
POOL NUMBER:  1464
____________________________________________________________________________________________
ISSUE DATE:  09/28/1998
CERTIFICATE BALANCE AT ISSUE:     $90,516,273.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     620                          $66,060,424.16
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $145,635.85
Unscheduled Principal Collection/Reversals                            $28,954.83
Liquidations-in-full                                      10         $965,061.10
Net principal Distributed                                          $1,139,651.78     ($1,139,651.78)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        610                          $64,920,772.38

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $435,232.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $43,559.10

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $1,531,324.97


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    7.11243%
POOL NUMBER:  1464
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
     $1,139,651.78       $391,673.19             $0.00       $391,673.19             $0.00     $1,531,324.97

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                    $50,870,485.81             $0.00             $0.00             $0.00    $50,870,485.81
Special Hazard          $7,107,399.00             $0.00             $0.00     $1,489,505.72     $5,617,893.28
Bankruptcy Bond
   Single-Units           $241,787.00             $0.00             $0.00             $0.00       $241,787.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   10        $966,111.88         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         3        $318,029.89         0              $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,617,893.28, $241,787.00, $0.00 respectively.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 1999):

SERIES:  1998-8       POOL NUMBER:  1464

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $64,920,772.38**        $1,284,141.77***          $966,111.88***
Number:                          756                     13                      10
% of Pool:                    100.00%                  1.98%                   1.49%
(Dollars)
% of Pool:                    100.00%                  1.72%                   1.32%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***          $318,029.89***
Number:                           0                       0                       3
% of Pool:                    0.00%                    0.00%                   0.49%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.40%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 1999 scheduled payments and November 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of November 31, 1999.

Trading Factor, calculated as of distribution date : 0.09252430.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 1999, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    7.00101%
POOL NUMBER:  1465
____________________________________________________________________________________________
ISSUE DATE:  09/28/1998
CERTIFICATE BALANCE AT ISSUE:     $71,192,910.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     132                          $42,807,551.13
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $54,196.64
Unscheduled Principal Collection/Reversals                             $5,075.39
Liquidations-in-full                                       4       $1,027,033.82
Net principal Distributed                                          $1,086,305.85     ($1,086,305.85)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        128                          $41,721,245.28

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $280,979.53

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $31,001.76

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $1,336,283.62


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1999 DISTRIBUTION REPORT

SERIES:  1998-8                                        WEIGHTED AVERAGE PC RATE:    7.00101%
POOL NUMBER:  1465
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 1                 $1,500.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
     $1,086,305.85       $249,977.77             $0.00       $249,977.77             $0.00     $1,336,283.62

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                    $50,870,485.81             $0.00             $0.00             $0.00    $50,870,485.81
Special Hazard          $7,107,399.00             $0.00             $0.00     $1,489,505.72     $5,617,893.28
Bankruptcy Bond
   Single-Units           $241,787.00             $0.00             $0.00             $0.00       $241,787.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2        $621,854.75         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $272,915.00         0              $0.00

The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class IV-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group IV Certificates (the "Certificates").

The Class Principal Balances of each Class of the Class IVAM Certificates immediately after the principal and interest distribution on 12/27/1999 are as follows:

                Class       Class Principal Balance
                IVAM               $5,422,135.32
                              __________________
                Total              $5,422,135.32
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 26, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates. The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $5,617,893.28, $241,787.00, $0.00 respectively.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 1999):

SERIES:  1998-8       POOL NUMBER:  1465

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $41,721,245.28**          $894,769.75***          $621,854.75***
Number:                          188                      3                       2
% of Pool:                    100.00%                  2.14%                   1.49%
(Dollars)
% of Pool:                    100.00%                  1.60%                   1.06%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***          $272,915.00***
Number:                           0                       0                       1
% of Pool:                    0.00%                    0.00%                   0.65%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.53%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 1999 scheduled payments and November 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of November 31, 1999.

Trading Factor, calculated as of distribution date : 0.05946061.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 1999, and unscheduled prepayments in months prior to December ) can be calculated.